DREYFUS PREMIER WORLDWIDE GROWTH FUND, INC.
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to report the performance for Dreyfus Premier Worldwide Growth Fund, Inc. for its twelve-month reporting period ended October 31, 1997 as shown in the following table:

                                                                                                 Total Return*
                                                                                                 ____________
            Class A                                                                                  24.39%
            Class B                                                                                  23.47%
            Class C                                                                                  23.36%
            Class R                                                                                  24.71%
            Standard & Poor's 500 Composite Stock Price Index ("S&P 500")**                          32.10%
            Morgan Stanley Capital International World Index
              ("Morgan Stanley World Index")***                                                      16.77%

Portfolio Composition
    At the close of the period, the Fund had industry concentrations in consumer staples, health care, and banking and insurance and 3.8% of its net assets in short-term Treasuries. As investment opportunities arise, in favorable market conditions, the short-term cash equivalent assets will continue to be committed to high quality equity holdings.
Economic Outlook
    The fundamentals of the U.S. economy continue to be positive. We believe that from a long-term perspective, the backdrop for financial assets has become more constructive. As a result of competitive devaluations of many Southeast Asian currencies, goods imported into the U.S. from affected countries may reflect deflated prices, thus continuing to promote an environment of little pricing flexibility in the U.S. We previously expected inflation to pick up modestly in 1998, from 1997's estimated average annual rate of 2.0%. We would now anticipate the same rate in 1998, or slightly below.
    We had been early on our forecast for a slowdown in the rate of the U.S. economy's expansion, expecting average annual Gross Domestic Product ("GDP") growth in 1997 to be near 2.5%, rather than the 3.9% level it has averaged. Relatedly, our forecast for the timing of a decline in long-term interest rates to 6.0% was premature. We now expect that the fall-off in export growth will be sooner, and deeper, than we had anticipated. Exports represent approximately 14% of the output of the U.S. economy, and of that total, 30% is accounted for by Southeast Asia (including Japan and China). We expect the retraction in demand in that area could shave 50 basis points off U.S. GDP in each of at least the next two quarters. The paper loss of wealth should also discourage domestic consumption, and could put somewhat of a damper on the all-important holiday selling season, which was expected to be robust. These two factors could bring an accelerated slowdown to the rate of the current expansion. We expect average annual GDP to decline to the 2.0% - 2.5% range in 1998, facilitating the slower rate of growth that would keep the low inflation/extended cycle on track.
Investment Strategy
    We expect corporate profits to remain relatively healthy through 1998, and view any currency effects on multinational companies' earnings as short-term negatives. We stand firmly behind our long-term strategy to focus on the large capitalization, global industry leaders, and expect that investors' recent return to quality and predictability in an uncertain economic environment will benefit portfolio performance. Given the significant appreciation of the top 125 companies of the S&P 500 over the past two and a half years, small and mid-cap companies became relatively undervalued, and have outperformed the high quality, large companies since mid-1997. However, broad valuation disparities between the relevant indices have now been generally rebalanced, in our view. In short, the speculative excesses which pervaded markets in the third quarter of 1997 are now unwinding. Longer term, particularly as the more robust rate of growth in the U.S. slackens, and multinational companies' earnings prove to be more stable, due to the growing component of foreign revenues, we believe the larger, more consistent growth companies should again reassert market leadership.
Portfolio Focus
    In an environment when markets are more volatile, or become more speculative as in recent months, we continue to apply a long-term perspective. Our analysis of industry trends and company fundamentals uses a three- to five-year time frame. From this perspective, we continue to expect high earnings visibility from the large multinationals in the portfolio - with stable growth in mature markets, and increased secular earnings growth from foreign revenues. Diverse short-term factors, such as currency translatio ns, may negatively impact quarterly earnings reports. Likewise, Fayez Sarofim & Co. does not expect to outperform relevant indices every reporting period. It is with a long-term investment horizon that the holdings in the portfolio should be analyzed, and that the absolute and relative performance results should be measured.
    The health care sector contributed the most to the Fund's performance, led by shares of Pfizer, American Home Products, Merck and Roche Holdings A.D.S. The banking and insurance sectors had the second most favorable effect, led by shares of Deutsche Bank A.D.R., Chase Manhattan, Berkshire Hathaway, Cl.A, Citicorp and Marsh & McLennan. The energy, technology and consumer staples sectors also benefited us, led by shares of Compaq Computer, Intel, Total, Cl.B, A.D.S., British Petroleum A.D.S., Nestle A.D.R., Elf Aquitaine A.D.S., Procter & Gamble, Exxon, Royal Dutch Petroleum and Philip Morris Cos.
    We continue to have a positive, long-term outlook on equity markets, and during the reporting period a wide variety of holdings in the Fund were increased as new assets came in. New positions were established with the purchase of shares of Boeing, Christian Dior, Cisco Systems, Daimler-Benz, General Motors, Groupe Danone A.D.R., Hertz, Cl.A, NIKE, Cl.B, Polo Ralph Lauren and Telecom Italia A.D.S. The positions in Electronic Data Systems, International Flavors & Fragrances and Motorola were eliminated.
                              Sincerely,

                          [Fayez Sarofim signature logo]

                              Fayez Sarofim
                              Portfolio Manager
November 18, 1997
New York, N.Y.
* Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B shares and Class C shares.
** SOURCE: LIPPER ANALYTICAL SERVICES, INC. - Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
***SOURCE: LIPPER ANALYTICAL SERVICES, INC. - Unlike the Fund which may invest in various types of securities and engage in different investment techniques, the Morgan Stanley Capital International World Index is an unmanaged index of global stock market performance, consisting of equity securities.

DREYFUS PREMIER WORLDWIDE GROWTH FUND, INC.                 OCTOBER 31, 1997
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS PREMIER WORLDWIDE GROWTH FUND, INC.
CLASS A SHARES AND CLASS B SHARES AND THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX
[Exhibit A:
$22,529
Standard & Poor's 500
Composite Stock
Price Index*
Dollars
$19,416
Dreyfus Premier
Worldwide Growth
Fund (Class B Shares)
$19,108
Dreyfus Premier
Worldwide Growth
Fund (Class A Shares)
*Source: Lipper Analytical Services, Inc.]
Average Annual Total Returns

                        Class A Shares                                              Class B Shares
_______________________________________________________        _______________________________________________________
                                                                                                      % Return Reflecting
                                              % Return                                               Applicable Contingent
                                             Reflecting                                  % Return    Deferred Sales
                         % Return Without  Maximum Initial                              Assuming No   Charge Upon
Period Ended 10/31/97      Sales Charge    Sales Charge (5.75%)  Period Ended 10/31/97   Redemption   Redemption*
_____________________    _______________   __________________    _____________________  ____________  __________________
1 Year                        24.39%          17.25%           1 Year                    23.47%           19.47%
From Inception (7/15/93)      17.86           16.25            From Inception (7/15/93)  16.96            16.68
                        Class C Shares                                              Class R Shares
_______________________________________________________        _______________________________________________________
                                          % Return Reflecting
                                         Applicable Contingent
                              % Return      Deferred Sales
                            Assuming No      Charge Upon
Period Ended 10/31/97        Redemption      Redemption**      Period Ended 10/31/97
_____________________   _______________  __________________    _____________________
1 Year                        23.36%          22.36%           1 Year                    24.71%
From Inception (6/21/95)      20.83           20.83            From Inception (3/4/96)   20.65

Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in each of the Class A shares and Class B shares of Dreyfus Premier Worldwide Growth Fund, Inc. on 7/15/93 (Inception Date) to a $10,000 investment made in the Standard & Poor's 500 Composite Stock Price Index on that date. For comparative purposes, the value of the Index on 6/30/93 is used as the beginning value on 7/15/93. All dividends and capital gain distributions are reinvested. Performance for Class C and Class R shares will vary from the performance of both Class A and Class B shares shown above due to differences in charges and expenses.
The Fund's performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and the maximum contingent deferred sales charge on Class B shares and all other applicable fees and expenses. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted, unmanaged index of overall stock market performance, which does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
 *The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years.
**The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

DREYFUS PREMIER WORLDWIDE GROWTH FUND, INC.
STATEMENT OF INVESTMENTS                                                                               OCTOBER 31, 1997
Common Stocks-97.3%                                                                                    Shares          Value
                                                                                                   _____________   _____________
  Auto/Related-5.1%                      Daimler-Benz..............................                       90,000  $    6,159,376
                                                                                                                       7,863,750
                                         General Motors..............................                    100,000       6,418,750
                                                                                                                   _____________
                                                                                                                      20,441,876
                                                                                                                   _____________
  Banking-8.4%                           Chase Manhattan..................................                52,000       5,999,500
                                         Citicorp....................................                     70,000       8,754,376
                                         Deutsche Bank A.D.R.........................                    150,000       9,862,500
                                         HSBC Holdings A.D.R.........................                     15,500       3,650,250
                                         Union Bank of Switzerland...................                     25,010       5,773,051
                                                                                                                   _____________
                                                                                                                      34,039,677
                                                                                                                   _____________
  Basic Materials-3.1%                   Air Liquide A.D.R.......                                        160,000       4,960,000
                                         DeBeers Consolidated Mining A.D.R...........                     40,000         960,000
                                         Dow Chemical................................                     11,500       1,043,625
                                         duPont (EI) de Nemours......................                    100,000       5,687,500
                                                                                                                   _____________
                                                                                                                      12,651,125
                                                                                                                   _____________
  Capital Goods-8.1%                     AlliedSignal..............                                      100,000       3,600,000
                                         Boeing......................................                    100,000       4,787,500
                                         Caterpillar.................................                     96,000       4,920,000
                                         Emerson Electric............................                     30,000       1,573,125
                                         General Electric............................                    100,000       6,456,250
                                         Minnesota Mining & Manufacturing............                     30,000       2,745,000
                                         Norsk Hydro A.D.R...........................                    100,000       5,575,000
                                         Philips Electronics.........................                     40,000       3,135,000
                                                                                                                   _____________
                                                                                                                      32,791,875
                                                                                                                   _____________
  Communications Services-1.9%           Telecom Italia A.D.S.                                           125,000       7,843,750
                                                                                                                   _____________
  Computers-3.9%.................        Cisco Systems...............................                     50,000 (a)   4,101,562
                                         Compaq Computer.............................                    100,000 (a)   6,375,000
                                         Hewlett-Packard.............................                     50,000       5,243,438
                                                                                                                   _____________
                                                                                                                      15,720,000
                                                                                                                   _____________
  Electronics-3.6%                       Intel.......................................                    180,000      13,860,000
                                         Texas Instruments...........................                      5,000         533,437
                                                                                                                   _____________
                                                                                                                      14,393,437
                                                                                                                   _____________
  Energy-9.6%                            British Petroleum A.D.S.....................                    100,000       8,775,000
                                         Chevron.....................................                     35,000       2,902,813
                                         Elf Aquitaine A.D.S.........................                    120,000       7,410,000
                                         Exxon.......................................                     90,000       5,529,375
                                         Mobil.......................................                     30,000       2,184,375
                                         Royal Dutch Petroleum.......................                     80,000       4,210,000
                                         Total, Cl. B, A.D.S.........................                    140,594       7,802,967
                                                                                                                   _____________
                                                                                                                      38,814,530
                                                                                                                   _____________
  Financial-3.1%                         Associates First Capital, Cl. A.............                     40,000       2,545,000
                                         Eurafrance..................................                     10,263       4,174,436
                                         Hertz, Cl. A................................                     50,000       1,728,125

DREYFUS PREMIER WORLDWIDE GROWTH FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                          OCTOBER 31, 1997
Common Stocks (continued)                                                                              Shares          Value
                                                                                                   _____________   _____________
  Financial (continued)                  Zuerich Versicherung........................                     10,000  $    4,130,637
                                                                                                                   _____________
                                                                                                                      12,578,198
                                                                                                                   _____________
  Food & Drugs-1.1%                      Walgreen....................................                    150,000       4,218,750
                                                                                                                   _____________
  Food, Beverage
    & Tobacco-14.2%                      Coca-Cola..................................                     225,000      12,712,500
                                         Groupe Danone A.D.R.........................                    175,000       5,425,000
                                         Guiness A.D.R...............................                    100,000       4,487,500
                                         Kellogg.....................................                     30,000       1,291,875
                                         LVHM Moet Hennessy Louis Vuitton A.D.S......                     85,050       2,891,700
                                         Nestle A.D.R................................                    140,000       9,887,500
                                         PepsiCo.....................................                    125,000       4,601,562
                                         Philip Morris Cos...........................                    300,000      11,887,500
                                         Sara Lee....................................                      5,000         255,625
                                         Seagram.....................................                    100,000       3,368,750
                                         Unilever N.V. A.D.R.........................                      6,000         320,250
                                                                                                                   _____________
                                                                                                                      57,129,762
                                                                                                                   _____________
  Health Care-15.9%                      Abbott Laboratories.........................                     85,000       5,211,562
                                         American Home Products......................                    100,000       7,412,500
                                         Johnson & Johnson...........................                    200,000      11,475,000
                                         Merck.......................................                    135,000      12,048,750
                                         Pfizer......................................                    270,000      19,102,500
                                         Roche Holdings A.D.S........................                    100,000       8,787,500
                                                                                                                   _____________
                                                                                                                      64,037,812
                                                                                                                   _____________
  Insurance-3.9%                         AXA.........................................                    125,361       8,574,327
                                         Berkshire Hathaway, Cl. A ..................                        100       4,370,000
                                         Marsh & McLennan............................                     40,000       2,840,000
                                                                                                                   _____________
                                                                                                                      15,784,327
                                                                                                                   _____________
  Media/Entertainment-1.4%               Disney (Walt)...............................                     15,000       1,233,750
                                         McDonalds...................................                     75,000       3,360,938
                                         Tricon Global Restaurants...................                     35,000       1,060,938
                                                                                                                   _____________
                                                                                                                       5,655,626
                                                                                                                   _____________
  Personal Care-6.8%                     Estee Lauder, Cl. A.........................                     40,000       1,777,500
                                         Gillette....................................                     95,000       8,460,938
                                         L'Oreal A.D.R...............................                    110,000       7,755,000
                                         Procter & Gamble............................                    140,000       9,520,000
                                                                                                                   _____________
                                                                                                                      27,513,438
                                                                                                                   _____________
  Photography-.5%................        Eastman Kodak...............................                     35,000       2,095,625
                                                                                                                   _____________
  Publishing-.5%                         News A.D.S. ................................                     12,000         228,750
                                         Pearson.....................................                    125,288       1,589,295
                                                                                                                   _____________
                                                                                                                       1,818,045
                                                                                                                   _____________
  Retail-.4%                             Wal-Mart Stores.............................                     40,000       1,405,000
                                                                                                                   _____________

DREYFUS PREMIER WORLDWIDE GROWTH FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                           OCTOBER 31, 1997
Common Stocks (continued)                                                                              Shares           Value
                                                                                                   _____________   _____________
  Textiles-Apparel-3.3%                  Christian Dior..............................                     70,000  $    7,757,441
                                         NIKE, Cl. B.................................                     75,000       3,525,000
                                         Polo Ralph Lauren, Cl. A ...................                     75,000 (a)   1,950,000
                                                                                                                   _____________
                                                                                                                      13,232,441
                                                                                                                   _____________
  Utilities-2.5%                         Eaux (Generale Des).........................                     30,000       3,485,654
                                         Eaux (Generale Des) (Warrants)..............                     25,000 (a)      13,203
                                         Veba........................................                    120,000       6,684,442
                                                                                                                   _____________
                                                                                                                      10,183,299
                                                                                                                   _____________
                                         TOTAL COMMON STOCKS
                                             (cost $334,718,884)                                                    $392,348,593
                                                                                                                   =============
Preferred Stock-.6%

  Publishing;                            News A.D.S., Cum., $.4428
                                             (cost $2,181,628).......................                    125,000  $    2,218,750
                                                                                                                   =============
                                                                                                       Principal
Corporate Bonds-.0%                                                                                     Amount
                                                                                                    _____________
                                         Zuerich International,
                                             2%, 3/1/2001
                                             (cost $4,160)                                     $           5,000  $        3,509
                                                                                                                   =============
Short-Term Investments-3.8%
  U.S. Treasury Bills:                   4.91%, 12/18/1997...........................           $         72,000  $       71,539
                                         5.14%, 1/2/1998.............................                    556,000         551,207
                                         5.29%, 1/8/1998.............................                  9,667,000       9,574,487
                                         4.98%, 1/15/1998............................                  2,580,000       2,552,755
                                         4.96%, 1/22/1998............................                  2,530,000       2,500,171
                                                                                                                   _____________
                                         TOTAL SHORT-TERM INVESTMENTS
                                             (cost $15,253,790)......................                              $  15,250,159
                                                                                                                   =============
TOTAL INVESTMENTS (cost $352,158,462).......................................                              101.7%    $409,821,011
                                                                                                         =======  ==============
LIABILITIES, LESS CASH AND RECEIVABLES......................................                               (1.7%)  $  (6,681,110)
                                                                                                         =======  ==============
NET ASSETS..................................................................                              100.0%    $403,139,901
                                                                                                         =======  ==============
Notes to Statement of Investments:
    (a)  Non-income producing.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER WORLDWIDE GROWTH FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES                                                                           OCTOBER 31, 1997
                                                                                                  Cost             Value
                                                                                             _____________     _____________
ASSETS:                          Investments in securities-See Statement of Investments       $352,158,462      $409,821,011
                                 Cash.......................................                                       3,872,419
                                 Receivable for shares of Common Stock subscribed                                  2,760,363
                                 Dividends and interest receivable..........                                         410,245
                                 Prepaid expenses...........................                                          19,311
                                                                                                               _____________
                                                                                                                 416,883,349
                                                                                                               _____________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                       252,483
                                 Due to Distributor.........................                                         274,854
                                 Payable for investment securities purchased                                      12,931,633
                                 Payable for shares of Common Stock redeemed                                         153,703
                                 Accrued expenses and other liabilities.....                                         130,775
                                                                                                               _____________
                                                                                                                  13,743,448
                                                                                                               _____________
NET ASSETS..................................................................                                    $403,139,901
                                                                                                               =============
REPRESENTED BY:                  Paid-in capital............................                                    $345,895,928
                                 Accumulated distributions in excess of.....
                                 investment income-net......................                                         (66,302)
                                 Accumulated distributions in excess of.....
                                 net realized gain (loss) on investments....                                        (354,027)
                                 Accumulated net unrealized appreciation (depreciation)
                                 on investments and foreign currency transactions                                 57,664,302
                                                                                                               _____________
NET ASSETS..................................................................                                    $403,139,901
                                                                                                               =============

                                                  NET ASSET VALUE PER SHARE
                                                _____________________________
                                                             Class A          Class B           Class C           Class R
                                                         _____________     _____________     _____________     _____________
Net Assets.................................                $108,188,051     $264,374,946       $29,844,928          $731,976
Shares Outstanding.........................                   4,422,871       11,011,204         1,253,961            30,122
NET ASSET VALUE PER SHARE..................                      $24.46           $24.01            $23.80            $24.30
                                                               =======           =======           =======           =======
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER WORLDWIDE GROWTH FUND, INC.
STATEMENT OF OPERATIONS                                                                        YEAR ENDED OCTOBER 31, 1997
INVESTMENT INCOME
INCOME:                          Cash dividends (net of $251,797 foreign taxes
                                     withheld at source)....................                   $  3,922,577
                                 Interest...................................                        643,445
                                                                                               ____________
                                       Total Income.........................                                      $  4,566,022
EXPENSES:                        Investment advisory fee-Note 3(a)..........                      1,866,529
                                 Distribution fees-Note 3(b)................                      1,312,587
                                 Shareholder servicing costs -Note 3(c).....                        890,705
                                 Registration fees..........................                        220,579
                                 Professional fees..........................                         53,810
                                 Custodian fees.............................                         46,487
                                 Prospectus and shareholders' reports.......                         33,016
                                 Directors' fees and expenses-Note 3(d).....                         19,320
                                 Loan commitment fees-Note 2................                          2,326
                                 Miscellaneous..............................                         17,871
                                                                                               ____________
                                       Total Expenses.......................                      4,463,230
                                 Less-reduction in investment advisory fee due to
                                     undertaking-Note 3(a)..................                        (79,402)
                                                                                               ____________
                                       Net Expenses.........................                                         4,383,828
                                                                                                                  ____________
INVESTMENT INCOME-NET.......................................................                                           182,194
                                                                                                                  ____________
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:
                                 Net realized gain (loss) on investments and
                                     foreign currency transactions..........                  $     156,242
                                 Net unrealized appreciation (depreciation)
                                     on investments and foreign currency transactions            35,710,993
                                                                                               ____________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                        35,867,235
                                                                                                                  ____________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                       $36,049,429
                                                                                                                  ============
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER WORLDWIDE GROWTH FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                                                                     Year Ended          Year Ended
                                                                                  October 31, 1997     October 31, 1996
                                                                                  ________________     ________________
OPERATIONS:
  Investment income-net....................................................     $       182,194      $       430,856
  Net realized gain (loss) on investments..................................             156,242              149,286
  Net unrealized appreciation (depreciation) on investments................          35,710,993           15,559,521
                                                                                  _____________        _____________
      Net Increase (Decrease) in Net Assets Resulting from Operations......          36,049,429           16,139,663
                                                                                  _____________        _____________
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net:
    Class A shares.........................................................            (342,239)            (186,456)
    Class B shares.........................................................            (194,613)            (189,905)
    Class C shares.........................................................             (33,288)                (837)
    Class R shares.........................................................              (2,351)               ----
  Net realized gain on investments:
    Class A shares.........................................................            (189,344)              (9,137)
    Class B shares.........................................................            (358,913)             (16,193)
    Class C shares.........................................................             (19,735)                (162)
    Class R shares.........................................................              (1,105)                 (12)
                                                                                  _____________        _____________
      Total Dividends......................................................          (1,141,588)            (402,702)
                                                                                  _____________        _____________
CAPITAL STOCK TRANSACTIONS:
  Net proceeds from shares sold:
    Class A shares.........................................................          70,292,457           23,283,402
    Class B shares.........................................................         182,419,566           43,175,407
    Class C shares.........................................................          35,288,177            1,090,692
    Class R shares.........................................................             766,085              164,554
  Dividends reinvested:
    Class A shares.........................................................             477,476              176,387
    Class B shares.........................................................             464,820              169,618
    Class C shares.........................................................              23,764                  495
    Class R shares.........................................................               3,456                   12
  Cost of shares redeemed:
    Class A shares.........................................................         (16,413,996)          (5,991,442)
    Class B shares.........................................................         (15,487,817)         (10,896,083)
    Class C shares.........................................................          (7,515,268)            (145,253)
    Class R shares.........................................................            (260,302)             (16,060)
                                                                                  _____________        _____________
      Increase (Decrease) in Net Assets from Capital Stock Transactions....         250,058,418           51,011,729
                                                                                  _____________        _____________
        Total Increase (Decrease) in Net Assets............................         284,966,259           66,748,690
NET ASSETS:
  Beginning of Period......................................................         118,173,642           51,424,952
                                                                                  _____________        _____________
  End of Period............................................................        $403,139,901         $118,173,642
                                                                                  =============        =============
Undistributed investment income (distributions in excess of investment income)-net   $  (66,302)     $       323,995
                                                                                  _____________        _____________
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER WORLDWIDE GROWTH FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
                                                                                                      Shares
                                                                                         ____________________________________
                                                                                           Year Ended          Year Ended
                                                                                        October 31, 1997     October 31, 1996
                                                                                        ________________     ________________
CAPITAL SHARE TRANSACTIONS:
  Class A
  ________
  Shares sold...........................................................                    2,969,234             1,286,569
  Shares issued for dividends reinvested................................                       23,475                10,197
  Shares redeemed.......................................................                     (686,559)             (327,228)
                                                                                            _________             _________
                                 Net Increase (Decrease) in Shares Outstanding              2,306,150               969,538
                                                                                            =========             =========
  Class B
  _______
  Shares sold...........................................................                    7,832,925             2,405,562
  Shares issued for dividends reinvested................................                       23,125                 9,872
  Shares redeemed.......................................................                     (667,655)             (599,714)
                                                                                            _________             _________
                                 Net Increase (Decrease) in Shares Outstanding              7,188,395             1,815,720
                                                                                            =========             =========
  Class C
  _______
  Shares sold...........................................................                    1,527,030                60,822
  Shares issued for dividends reinvested................................                        1,192                    28
  Shares redeemed.......................................................                     (329,957)               (8,094)
                                                                                            _________             _________
                                 Net Increase (Decrease) in Shares Outstanding              1,198,265                52,756
                                                                                            =========             =========
  Class R *
  _______
  Shares sold...........................................................                       33,875                 8,710
  Shares issued for dividends reinvested................................                          174                     1
  Shares redeemed.......................................................                      (11,798)                 (840)
                                                                                            _________             _________
                                 Net Increase (Decrease) in Shares Outstanding                 22,251                 7,871
                                                                                            =========             =========
*From March 4, 1996 (commencement of initial offering) to October 31, 1996.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER WORLDWIDE GROWTH FUND, INC.
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                    Class A Shares
                                                               ______________________________________________________
                                                                                Year Ended October 31,
                                                               ______________________________________________________
PER SHARE DATA:                                                  1997        1996        1995        1994        1993(1)
                                                               ______      ______      ______      ______      ______
    Net asset value, beginning of period.........              $19.89      $16.41       $14.03     $13.21      $12.50
                                                               ______      ______      ______      ______      ______
    Investment Operations:
    Investment income (loss)-net.................                 .11         .13         .20         .16        (.01)
    Net realized and unrealized gain (loss)
      on investments.............................                4.69        3.50        2.39         .66         .72
                                                               ______      ______      ______      ______      ______
    Total from Investment Operations.............                4.80        3.63        2.59         .82         .71
                                                               ______      ______      ______      ______      ______
    Distributions:
    Dividends from investment income-net.........                (.15)       (.14)       (.21)          -           -
    Dividends from net realized gain on investments              (.08)       (.01)          -           -           -
                                                               ______      ______      ______      ______      ______
    Total Distributions..........................                (.23)       (.15)       (.21)          -           -
                                                               ______      ______      ______      ______      ______
    Net asset value, end of period...............              $24.46      $19.89      $16.41      $14.03      $13.21
                                                               ======      ======      =======     ======      ======
TOTAL INVESTMENT RETURN(2).......................              24.39%       22.24%      18.77%       6.21%       5.68%(3)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......                1.19%       1.25%        1.22%      1.33%        .77%(3)
    Ratio of net investment income (loss)
      to average net assets......................                 .66%        .98%        1.59%      1.49%       (.12%)(3)
    Decrease reflected in above expense ratios
      due to undertakings by the Manager.........                 .03%        .12%         .53%       .75%        .88%(3)
    Portfolio Turnover Rate......................                1.20%       1.24%        1.16%       .71%          -
    Average commission rate paid (4).............              $.0879      $.0814           -           -           -
    Net Assets, end of period (000's Omitted)....            $108,188     $42,098      $18,822     $8,075      $3,338
(1)  From July 15, 1993 (commencement of operations) to October 31, 1993.
(2)  Exclusive of sales load.
(3)  Not annualized.
(4)  For fiscal years beginning November 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER WORLDWIDE GROWTH FUND, INC.
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                    Class B Shares
                                                               ______________________________________________________
                                                                                Year Ended October 31,
                                                               ______________________________________________________
PER SHARE DATA:                                                  1997        1996        1995        1994        1993(1)
                                                               ______      ______      ______      ______      ______
    Net asset value, beginning of period.........              $19.58      $16.22      $13.89      $13.17      $12.50
                                                               ______      ______      ______      ______      ______
    Investment Operations:
    Investment income (loss)-net.................                (.04)(2)     .04         .12         .09        (.03)
    Net realized and unrealized gain (loss)
      on investments.............................                4.60        3.42        2.34         .63         .70
                                                               ______      ______      ______      ______      ______
    Total from Investment Operations.............                4.56        3.46        2.46         .72         .67
                                                               ______      ______      ______      ______      ______
    Distributions:
    Dividends from investment income-net.........                (.05)       (.09)       (.13)          -           -
    Dividends from net realized gain on investments              (.08)       (.01)          -           -           -
                                                               ______      ______      ______      ______      ______
    Total Distributions..........................                (.13)       (.10)       (.13)          -           -
                                                               ______      ______      ______      ______      ______
    Net asset value, end of period...............              $24.01      $19.58      $16.22      $13.89      $13.17
                                                               ______      ______      ______      ______      ______
                                                               ______      ______      ______      ______      ______
TOTAL INVESTMENT RETURN(3).......................               23.47%      21.29%      17.88%       5.47%       5.36%(4)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......                2.00%       2.00%       1.98%       2.07%       1.14%(4)
    Ratio of net investment income (loss)
      to average net assets......................                (.17%)       .24%        .84%        .71%       (.53%)(4)
    Decrease reflected in above expense ratios
      due to undertakings by the Manager.........                 .03%        .12%        .46%        .75%       1.01%(4)
    Portfolio Turnover Rate......................                1.20%       1.24%       1.16%        .71%          -
    Average commission rate paid (5).............              $.0879      $.0814           -           -           -
    Net Assets, end of period (000's Omitted)....            $264,375     $74,833      $32,555    $10,867      $2,554
(1)  From July 15, 1993 (commencement of operations) to October 31, 1993.
(2)  Based on average shares outstanding.
(3)  Exclusive of sales load.
(4)  Not annualized.
(5)  For fiscal years beginning November 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER WORLDWIDE GROWTH FUND, INC.
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                                Class C Shares
                                                                                       ______________________________
                                                                                            Year Ended October 31,
                                                                                       ______________________________
PER SHARE DATA:                                                                          1997        1996        1995(1)
                                                                                        ______      ______     ______
    Net asset value, beginning of period..................................              $19.51      $16.22     $15.56
                                                                                        ______      ______     ______
    Investment Operations:
    Investment income (loss)-net..........................................                (.06)(2)     .14       (.01)
    Net realized and unrealized gain (loss)
      on investments......................................................                4.57        3.29        .67
                                                                                        ______      ______     ______
    Total from Investment Operations......................................                4.51        3.43        .66
                                                                                        ______      ______     ______
    Distributions:
    Dividends from investment income-net..................................                (.14)       (.13)         -
    Dividends from net realized gain on investments.......................                (.08)       (.01)         -
                                                                                        ______      ______     ______
    Total Distributions...................................................                (.22)       (.14)         -
                                                                                        ______      ______     ______
    Net asset value, end of period........................................              $23.80      $19.51     $16.22
                                                                                        ======      ======     ======
TOTAL INVESTMENT RETURN(3)................................................               23.36%      21.23%      4.71%(4)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets...............................                1.99%       2.04%      1.56%(4)
    Ratio of net investment income (loss)
      to average net assets...............................................                (.24%)       .19%      (.63%)(4)
    Decrease reflected in above expense ratios
      due to undertakings by the Manager..................................                 .03%        .11%       .73%(4)
    Portfolio Turnover Rate...............................................                1.20%       1.24%      1.16%
    Average commission rate paid (5)......................................              $.0879      $.0814          -
    Net Assets, end of period (000's Omitted).............................             $29,845      $1,086        $48
(1)  From June 21, 1995 (commencement of initial offering) to October 31, 1995.
(2)  Based on average shares outstanding.
(3)  Exclusive of sales load.
(4)  Not annualized.
(5)  For fiscal years beginning November 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER WORLDWIDE GROWTH FUND, INC.
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                                   Class R Shares
                                                                                            __________________________
                                                                                               Year Ended October 31,
                                                                                            __________________________
PER SHARE DATA:                                                                                 1997           1996(1)
                                                                                              ______         ______
    Net asset value, beginning of period....................................                  $19.74         $18.03
                                                                                              ______         ______
    Investment Operations:
    Investment income-net...................................................                     .22            .03
    Net realized and unrealized gain (loss)
      on investments........................................................                    4.60           1.69
                                                                                              ______         ______
    Total from Investment Operations........................................                    4.82           1.72
                                                                                              ______         ______
    Distributions:
    Dividends from investment income-net....................................                    (.18)            -
    Dividends from net realized gain on investments.........................                    (.08)          (.01)
                                                                                              ______         ______
    Total Distributions.....................................................                    (.26)          (.01)
                                                                                              ______         ______
    Net asset value, end of period..........................................                  $24.30         $19.74
                                                                                              ======         ======
TOTAL INVESTMENT RETURN.....................................................                   24.71%          9.51%(2)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets.................................                     .95%           .75%(2)
    Ratio of net investment income
      to average net assets.................................................                     .87%           .48%(2)
    Decrease reflected in above expense ratios
      due to undertakings by the Manager....................................                     .04%           .07%(2)
    Portfolio Turnover Rate.................................................                    1.20%          1.24%
    Average commission rate paid (3)........................................                  $.0879         $.0814
    Net Assets, end of period (000's Omitted)...............................                    $732           $155
(1)  From March 4, 1996 (commencement of initial offering) to October 31, 1996.
(2)  Not annualized.
(3)  The Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER WORLDWIDE GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Premier Worldwide Growth Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The Fund's investment objective is to provide investors with long-term capital growth consistent with the preservation of capital. The Dreyfus Corporation ("Dreyfus") serves as the Fund's investment adviser. Fayez Sarofim & Co. ("Sarofim") serves as the Fund's sub-investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A.
    On April 9, 1997, the Fund's Directors approved a change of the Fund's name, effective April 10, 1997, from "Premier Growth Fund, Inc." to "Dreyfus Premier Worldwide Growth Fund, Inc."
    Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares:
Class A, Class B, Class C and Class R. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.
    (b) Foreign currency transactions: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investmen ts in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.
    (c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

DREYFUS PREMIER WORLDWIDE GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    (e) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2-BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the period ended October 31, 1997, the Fund did not borrow under the Facility.
NOTE 3-INVESTMENT ADVISORY FEE, SUB-INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the Fund's average daily net assets and is payable monthly.
    However, Dreyfus had undertaken from November 1, 1996 through October 31, 1997, to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate annual expenses (excluding 12b-1 Distribution Plan fees, interest, taxes, brokerage, commitment fees and extraordinary expenses) exceed an annual rate of 1.25% of the value of the Fund's average daily net assets. The reduction in investment advisory fee, pursuant to the undertaking, amounted to $79,402 during the period ended October 31, 1997.
    Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Sarofim, Dreyfus has agreed to pay Sarofim a monthly sub-investment advisory fee, computed at the following annual rates:

                                                                        Annual Fee as a Percentage of
                     Total Net Assets                                      Average Daily Net Assets
                     ______________                                        ______________________
                     0 to $25 million.........................                   .11 of 1%
                     $25 up to $75 million....................                   .18 of 1%
                     $75 up to $200 million...................                   .22 of 1%
                     $200 up to $300 million..................                   .26 of 1%
                     In excess of $300 million................                  .275 of 1%

    Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, retained $24,966 during the period ended October 31, 1997 from commissions earned on sales of the Fund's shares.
    (b) Under a Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the Fund pays the Distributor for distributing the Fund's Class B and Class C shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares. During the period ended October 31, 1997, the Fund was charged $1,208,980 and $103,607 for Class B and Class C shares, respectively, pursuant to the Plan.
    (c) Under the Shareholder Services Plan, the Fund pays the Distributor, at an annual rate of .25 of 1% of the value of the average daily net assets of Class A, Class B and Class C shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the DREYFUS PREMIER WORLDWIDE GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED) period ended October 31, 1997, the Fund was charged $183,472, $402,993 and $34,536 for Class A, Class B and Class C shares respectively, pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended October 31, 1997, the Fund was charged $176,732 pursuant to the transfer agency agreement.
    (d) Each director who is not an "affiliated person," as defined in the Act receives from the Fund an annual fee of $1,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 4-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 1997, amounted to $246,622,838 and $2,857,972, respectively.
    At October 31, 1997, accumulated net unrealized appreciation on investments was $57,662,549, consisting of $65,135,219 gross unrealized appreciation and $7,472,670 gross unrealized depreciation.
    At October 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


DREYFUS PREMIER WORLDWIDE GROWTH FUND, INC.
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
Shareholders and Board of Directors
Dreyfus Premier Worldwide Growth Fund, Inc.
    We have audited the accompanying statement of assets and liabilities of Dreyfus Premier Worldwide Growth Fund, Inc., including the statement of investments, as of October 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Worldwide Growth Fund, Inc. at October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                          [ERNST & YOUNG LLP signature logo]

New York, New York
December 18, 1997


DREYFUS PREMIER WORLDWIDE GROWTH FUND, INC.
IMPORTANT TAX INFORMATION (UNAUDITED)
    For Federal tax purposes, the Fund hereby designates $.012 per share as a long-term capital gain distribution paid on December 12, 1996.
    The Fund also designates 100% of the ordinary dividends paid during the fiscal year ended October 31, 1997 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 1998 of the percentage applicable to the preparation of their 1997 income tax return.


DREYFUS PREMIER WORLDWIDE
GROWTH FUND, INC.
200 Park Avenue
New York, NY 10166
INVESTMENT ADVISER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
SUB-INVESTMENT ADVISER
Fayez Sarofim & Co.
Two Houston Center,
Suite 2907
Houston, TX 77010
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940



Printed in U.S.A.                       070/628AR9710
Annual Report
Dreyfus Premier
Worldwide
Growth Fund, Inc.
October 31, 1997
Registration Mark
[Dreyfus lion/2hres logo]